Exhibit 10(h)

                              AMENDED AND RESTATED

                          REGISTRATION RIGHTS AGREEMENT


     This AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of January 15, 1999, is made and entered into by and between SYTRON INC., a corporation organized and existing under the laws of the Commonwealth of Pennsylvania (the "Company"), and CRESCENT INTERNATIONAL LIMITED, an entity organized and existing under the laws of Bermuda (the "Investor").

     WHEREAS, the Company and the Investor entered into a Private Equity Line Agreement, dated as of May 14, 1998 (the "Equity Line Agreement");

     WHEREAS, pursuant to the terms of the Equity Line Agreement, the Company has issued to the Investor 166,667 shares of Common Stock;

     WHEREAS, pursuant to the terms of the Equity Line Agreement, the Company has issued to the Investor a warrant dated as of May 14, 1998, exercisable from time to time within five (5) years following the date of issuance (the "Warrant") for the purchase of an aggregate of up to 100,000 shares of Common Stock at a price specified in such Warrant;

     WHEREAS, the parties have agreed to terminate the Equity Line Agreement and shall terminate the Equity Line Agreement on the date hereof;

     WHEREAS, the Company and the Investor have entered into that certain Note Purchase Agreement, dated as of the date hereof (the "Note Purchase Agreement"), pursuant to which, upon certain terms and subject to certain conditions, the Company has the right to issue and sell to the Investor and the Investor has the obligation to purchase up to $750,000 worth of convertible notes (the "Convertible Notes");

     WHEREAS, pursuant to the terms of, and in partial consideration for, the Investor's agreement to enter into the Note Purchase Agreement, the Company has agreed to provide the Investor with certain registration rights with respect to the securities issued to the Investor and any additional shares of Common Stock issued or distributed to the Investor by way of a dividend, stock split, or other distribution with respect of the Shares, or acquired by way of any rights offering or similar offering made in respect of the shares (collectively, the "Registrable Securities");

     NOW, THEREFORE, in consideration of the premises, the representations, warranties, covenants and agreements contained herein, in the Warrants, in the Convertible Notes and in the Note Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, intending to be legally bound hereby, the parties hereto agree as follows (capitalized terms used herein and not defined herein shall have the respective meanings ascribed to them in the Note Purchase Agreement):

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                                    ARTICLE I

                               REGISTRATION RIGHTS

     SECTION 1.1. REGISTRATION STATEMENTS.

          (a) Filing of Registration Statements. Subject to the terms and conditions of this Agreement the Company shall file with the SEC on or before:

               (i) January 31, 1999, a registration statement or statements on such form promulgated by the SEC for which the Company qualifies, that counsel for the Company shall deem appropriate and which form shall be available for the sale of the Put Shares, the maximum number of shares of Common Stock into which Convertible Note No. 1 could be converted, the Commitment Shares, the Warrant Shares and the Indemnity Shares (the "Initial Registration Statement"); and

               (ii) the end of a thirty (30) calendar day period immediately following the date of issuance of Convertible Note No. 2, a registration statement on such form promulgated by the SEC for which the Company qualifies, that counsel for the Company shall deem appropriate and which form shall be available for the sale of the maximum number of shares of Common Stock into which Convertible Note No. 2 could be converted (the "Second Registration Statement" and together with the Initial Registration Statement, the "Registration Statements").

          (b) Effectiveness of the Registration Statements. The Company shall use its best efforts: (i) to have the Initial Registration Statement declared effective by the SEC in no event later than 150 days after such Registration Statement has been filed, (ii) to have the Second Registration Statement declared effective by the SEC in no event later than ninety (90) calendar days after the date of issuance of Convertible Note No. 2 and (iii) to ensure that each Registration Statement remains in effect for a period ending 180 days following termination of the Commitment Period; provided that such period shall be extended one day for each day after the applicable Effective Date, that a Registration Statement covering is not effective during the period such Registration Statement is required to be effective pursuant to this Agreement.

          (c) Failure to Obtain or Maintain Effectiveness of Registration Statements. In the event the Company fails for any reason (including, without limitation, the occurrence or continuation of any Blackout Period (as defined in Section 2.1 (p)) to obtain the effectiveness of a Registration Statement within the time periods set forth in Section 1.1(b) or to maintain the effectiveness of a Registration Statement (or the underlying prospectus) throughout the period set forth in Section 4.2 and the Investor holds any Registrable Securities at any time during any period of such ineffectiveness (an "Ineffective Period"), then in either event the Company shall pay to the Investor in immediately available funds into an account designated by the Investor (i) with respect to the Initial Registration Statement, an amount equal to six thousand dollars ($6,000) for each calendar month (or portion thereof) during an Ineffective Period and (ii) with respect to the Second Registration Statement, an amount equal to four thousand dollars ($4000) for each calendar month (or portion thereof) during an Ineffective Period. Such payments shall be made on the first Trading Day after the earlier to occur of (i) the expiration of the applicable Ineffective Period and (ii) the last day of each calendar month during an Ineffective Period. On the date hereof, the Company shall place $50,000 in escrow, which amount shall be released to the Company on the date the Initial

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Registration  Statement  is declared  effective by the SEC. On the date that the
Company issues and sells, and the Investor purchases Convertible Note No. 2, the Company shall place $30,000 in escrow, which amount shall be released to the Company on the date the Second Registration Statement is declared effective by the SEC. Such amounts shall be applied against the liquidated damages referred to in clauses (i) and (ii) of this Section 1.1(c) until the applicable Registration Statement is declared effective by the SEC.

          (d) Liquidated Damages. The Company and the Investor hereto acknowledge and agree that the sums payable under subsection 1(c) above shall constitute liquidated damages and not penalties. The parties further acknowledge that (i) the amount of loss or damages likely to be incurred is incapable or is difficult to precisely estimate, (ii) the amounts specified in such subsections bear a reasonable proportion and are not plainly or grossly disproportionate to the probable loss likely to be incurred in connection with any failure by the Company to obtain or maintain the effectiveness of a Registration Statement,
(iii) one of the reasons for the Company and the Investor reaching an agreement as to such amounts was the uncertainty and cost of litigation regarding the question of actual damages, and (iv) the Company and the Investor are sophisticated business parties and have been represented by sophisticated and able legal and financial counsel and negotiated this Agreement at arm's length.

                                   ARTICLE II

                             REGISTRATION PROCEDURES

     SECTION 2.1. FILINGS; INFORMATION. The Company will effect the registration of such Registrable Securities in accordance with the intended methods of disposition thereof as furnished to the Company by any proposed seller of such Registrable Securities. Without limiting the foregoing, the Company in each such case will do the following as expeditiously as possible, but in no event later than the deadline, if any, prescribed therefor in this Agreement:

          (a) The Company shall (i) prepare and file with the SEC Registration Statements on Form SB-1 or such other form promulgated by the SEC for which the Company then qualifies, that counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Securities to be registered thereunder in accordance with the provisions of this Agreement and in accordance with the intended method of distribution of such Registrable Securities); (ii) use its best efforts to cause such filed Registration
Statements to become and remain effective (pursuant to Rule 415 under the Securities Act or otherwise); (iii) prepare and file with the SEC such amendments and supplements to such Registration Statements and the prospectus used in connection therewith as may be necessary to keep such Registration Statements effective for the time periods prescribed by Section 1.1(b); and (iv) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the Investor set forth in such Registration Statement.

          (b) The Company shall file all necessary amendments to a Registration Statement in order to effectuate the purpose of this Agreement, the Note Purchase Agreement, the Warrant and the Convertible Notes.

          (c) If so requested by the managing underwriters (if any), with respect to, or the holders of, a majority in aggregate amount of the Registrable Securities to be sold in connection with the filing of a Registration Statement

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under the  Securities  Act for the offering on a continuous  or delayed basis in the future of all of the Registrable  Securities (a "Shelf  Registration"),  the
Company  shall  (i)  promptly   incorporate   in  a  prospectus   supplement  or
post-effective amendment such information as the managing underwriters, if any, and such holders agree should be included therein, and (ii) make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after the Company has received notification of the matters to be
incorporated  in  such  prospectus   supplement  or  post-effective   amendment;
provided, however, that the Company shall not be required to take any action pursuant to this Section 2.1(c)(ii) that would, in the opinion of counsel for the Company, violate applicable law.

          (d) In connection with the filing of a Shelf Registration, the Company shall enter into such agreements and take all such other reasonable actions in connection therewith (including those reasonably requested by the managing underwriters (if any), with respect to, or the holders of, a majority in aggregate amount of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, the Company shall (i) make such representations and warranties to the holders of such Registrable Securities and the underwriters, if any, with respect to the business of the Company (including with respect to businesses or assets acquired or to be acquired by the Company), and any Registration Statement, prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and confirm such representations and warranties if and when requested; (ii) if an underwriting agreement is entered into, it shall contain indemnification provision and procedures no less favorable to the selling holders of such Registrable Securities and the underwriters, if any, than those set forth herein (or such other provisions and procedures acceptable to the holders of a majority in aggregate amount of Registrable Securities covered by such Registration Statement and such managing underwriters, if any); and (iii) deliver such documents and certificates as may be reasonably requested by the holders of a majority in aggregate amount of the Registrable Securities being sold, their counsel and the managing underwriters, if any, to evidence the continued validity of their representations and warranties made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

          (e) Five (5) Trading Days prior to filing a Registration Statement or prospectus, or any amendment or supplement thereto (excluding amendments deemed to result from the filing of documents incorporated by reference therein), the Company shall deliver to the Investor and one firm of counsel representing the Investor, in accordance with the notice provisions of Section 4.8, copies of such Registration Statement as proposed to be filed, together with exhibits thereto, which documents will be subject to review and comment by the Investor and such counsel, and thereafter deliver to the Investor and such counsel, in accordance with the notice provisions of Section 4.8, such number of copies of the Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in the Registration Statement (including each preliminary prospectus) and such other documents or information as the Investor or counsel may reasonably request in order to facilitate the disposition of the Registrable Securities.

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          (f)  The  Company  shall  deliver,   in  accordance  with  the  notice
provisions of Section 4.8, to each seller of Registrable Securities covered by a Registration Statement such number of conformed copies of such Registration Statement and of each amendment and supplement thereto (in each case including all exhibits and documents incorporated by reference), such number of copies of
the  prospectus   contained  in  the  Registration   Statement  (including  each
preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 promulgated under the Securities Act relating to such seller's Registrable Securities, and such other documents, as such seller may reasonably request to facilitate the disposition of its Registrable Securities.

          (g) After the filing of a Registration Statement, the Company shall promptly notify the Investor of any stop order issued or threatened by the SEC in connection therewith and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

          (h) The Company shall use its best efforts to (i) register or qualify the Registrable Securities under such other securities or blue sky laws of such jurisdictions in the United States as the Investor may reasonably (in light of its intended plan of distribution) request, and (ii) cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities in the United States as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable the Investor to consummate the disposition of the Registrable Securities; provided, however, that the Company will not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (h), subject itself to taxation in any such jurisdiction, or consent or subject itself to general service of process in any such jurisdiction.

          (i) The Company shall immediately notify the Investor upon the occurrence of any of the following events in respect of a Registration Statement or related prospectus in respect of an offering of Registrable Securities: (i) receipt of any request by the SEC or any other federal or state governmental authority for additional information, amendments or supplements to a Registration Statement or related prospectus; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) except during a Blackout Period, the happening of any event that makes any statement made in a Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in a Registration Statement, related prospectus or documents so that, in the case of a Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; (v) the declaration by the SEC of the effectiveness of a
Registration Statement and (vi) the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate and, except during a Blackout Period, the Company will promptly make available to the Investor any such supplement or amendment to the related prospectus.

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          (j) The Company shall enter into  customary  agreements  and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities (whereupon the Investor may, at its option, require that any or all of the representations, warranties and covenants of the Company also be made to and for the benefit of the Investor).

          (k) The Company shall make available to the Investor (and will deliver to Investor's counsel), subject to restrictions imposed by the United States federal government or any agency or instrumentality thereof, copies of all correspondence between the SEC and the Company, concerning a Registration Statement, and except during a Blackout Period, will also make available for inspection by the Investor and any attorney, accountant or other professional retained by the Investor (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers and employees to supply all information reasonably requested by any Inspectors in connection with a Registration Statement. Records that the Company determines, in good faith, to be confidential and that it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in a Registration Statement or (ii) the disclosure or release of such Records is requested or required pursuant to oral questions, interrogatories, requests for information or documents or a subpoena or other order from a court of competent jurisdiction or other process; provided, however, that prior to any disclosure or release pursuant to clause (ii), the Inspectors shall provide the Company with prompt notice of any such request or requirement so that the Company may seek an appropriate protective order or waive such Inspectors' obligation not to disclose such Records; and, provided, further , that if failing the entry of a protective order or the waiver by the Company permitting the disclosure or release of such Records, the Inspectors, upon advice of counsel, are compelled to disclose such Records, the Inspectors may disclose that portion of the Records that counsel has advised the Inspectors that the Inspectors are compelled to disclose. The Investor agrees that information obtained by it solely as a result of such inspections (not including any information obtained from a third party who, insofar as is known to the Investor after reasonable inquiry, is not prohibited from providing such information by a contractual, legal or fiduciary obligation to the Company) shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company or its affiliates unless and until such information is made generally available to the public. The Investor further agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential.

          (l) To the extent required by law or reasonably necessary to effect a sale of Registrable Securities in accordance with prevailing business practices at the time of any sale of Registrable Securities pursuant to a Registration Statement, the Company shall deliver to the Investor a signed counterpart, addressed to the Investor, of (1) an opinion or opinions of counsel to the Company, and (2) a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the Investor therefor reasonably requests.

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          (m) The Company shall otherwise  comply with all applicable  rules and
regulations  of  the  SEC,  including,   without  limitation,   compliance  with
applicable reporting requirements under the Exchange Act.

          (n) The Company shall appoint a transfer agent and registrar for all of the class that includes the Registrable Securities covered by such Registration Statement not later than the effective date of such Registration Statement.

          (o) The Company may require the Investor to promptly furnish in writing to the Company such information as may be legally required in connection with such registration including, without limitation, information regarding the intended method of disposition of Registrable Securities, all such information as may be requested by the SEC or the National Association of Securities Dealers. The Investor agrees to provide such information requested in connection with such registration within ten (10) business days after receiving such written request and the Company shall not be responsible for any delays in obtaining or maintaining the effectiveness of a Registration Statement caused by the Investor's failure to timely provide such information. Each seller of Registrable Securities shall notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such seller to the Company or of the occurrence of any event, in either case as a result of which any prospectus relating to the Registrable Securities contains or would contain an untrue statement of a material fact regarding such seller or its intended method of disposition of such Registrable Securities or omits to state any material fact regarding such seller or such seller's intended method of disposition of such Registrable Securities required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and promptly furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such seller or the disposition of such Registrable Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (p) Notwithstanding anything in this Agreement to the contrary, the Company shall be entitled to postpone for a period of time in its reasonable judgment, but not to exceed 120 days (a "Blackout Period"), the filing of a Registration Statement in accordance with this Agreement, and the preparation and/or filing of any prospectus or any amendments or supplements to a Registration Statement or prospectus, if the Company reasonably determines that any such filing or the offering of any Registrable Securities would (i) impede, delay or otherwise interfere with any financing, offer or sale of securities, acquisition, corporate reorganization or other significant transaction involving the Company or any of its affiliates, or (ii) require disclosure of material information that, if disclosed at that time, would be harmful to the interests of the Company and its stockholders; provided, however, that, during the Blackout Period pursuant to (ii) above, the Blackout Period shall earlier terminate upon public disclosure by the Company or public admission by the Company of such material information. Upon notice by the Company to any holder of Registrable Securities of such determination, the holder covenants that it shall (i) keep the fact of any such notice strictly confidential, (ii) promptly halt any offer, sale, trading or transfer by it or any of its affiliates of any

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of the Registrable  Securities for the duration of the Blackout Period set forth in such notice (or until earlier terminated in writing by the Company) and (iii)
promptly  halt  any  use,  publication,   dissemination  or  distribution  of  a
Registration Statement, each prospectus included therein, and any amendment or supplement thereto by it and any of its affiliates for the duration of the Blackout Period set forth in such notice (or until earlier terminated in writing by the Company). During any Blackout Period, liquidated damages shall accrue pursuant to Section 1(c) hereof, at a rate of six thousand dollars ($6,000) per calendar month.

     SECTION 2.2. REGISTRATION EXPENSES. In connection with each Registration Statement, the Company shall pay all registration expenses incurred in connection with the registration thereunder (the "Registration Expenses"), including, without limitation: (i) all registration, filing, securities exchange listing and fees required by the National Association of Securities Dealers,
(ii) all registration, filing, qualification and other fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) all of the Company's word processing, duplicating, printing, messenger and delivery expenses, (iv) the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (v) the fees and expenses incurred by the Company in connection with the listing of the Registrable Securities, (vi) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses of any special audits or comfort letters or costs associated with the delivery by independent certified public accountants of such special audit(s) or comfort letter(s) requested pursuant to Section 2.1(l) hereof), (vii) the fees and expenses of any special experts retained by the Company in connection with such registration,
(viii) premiums and other costs of policies of insurance purchased at the discretion of the Company against liabilities arising out of any public offering of the Registrable Securities being registered, and (ix) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting fees, discounts, transfer taxes or commissions, if any, attributable to the sale of Registrable Securities, which shall be payable by each holder of Registrable Securities pro rata on the basis of the number of Registrable Securities of each such holder that are included in a registration under this Agreement.

                                   ARTICLE III

                        INDEMNIFICATION AND CONTRIBUTION

     SECTION 3.1. INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless the Investor, its partners, affiliates, officers, directors, employees and duly authorized agents, and each Person or entity, if any, who controls the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, together with the partners, Affiliates, officers, directors, employees and duly authorized agents of such controlling Person or entity (collectively, the "Controlling Persons"), from and against any loss, claim, damage, liability, costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements and costs and expenses of investigating and defending any such claim) (collectively, "Damages"), joint or several, and any action or proceeding in respect thereof to which the Investor, its partners, affiliates, officers, directors, employees and duly authorized agents, and any Controlling Person, may become subject under the

Securities Act or otherwise, as incurred, insofar as such Damages (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, or in any preliminary prospectus, final prospectus, summary prospectus, amendment or supplement relating to the Registrable Securities or arises out of, or are based upon, any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the Investor, its partners, affiliates, officers, directors, employees and duly authorized agents, and each such Controlling Person, for any legal and other expenses reasonably incurred by the Investor, its partners, affiliates, officers, directors, employees and duly authorized agents, or any such Controlling Person, as incurred, in investigating or defending or preparing to defend against any such Damages or actions or proceedings; provided, however, that the Company shall not be liable to the extent that any such Damages arise out of the Investor's failure to send or give a copy of the final prospectus or supplement to the persons asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such person if such statement or omission was corrected in such final prospectus or supplement; provided, further, that the Company shall not be liable to the extent that any such Damages arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, or any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Investor or any other person who participates as a seller or as an underwriter in the offering or sale of such securities, in either case, specifically stating that it is for use in the preparation thereof.

     Each seller of any Registrable Securities shall, and the Company may require (as a condition to entering into any underwriting or similar agreement with respect to the offer or sale of any Registrable Securities) that the Company shall have received an undertaking reasonably satisfactory to it from each agent or underwriter named in any such agreement to, (i) indemnify the Company, its affiliates, officers, directors, employees and duly authorized agents and any Controlling Persons from and against any Damages, joint or several, and any action or proceeding in respect thereof to which the Company, its affiliates, officers, directors, employees and duly authorized agents and any Controlling Person may become subject under the Securities Act or otherwise, as incurred, insofar as such Damages (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Registration Statement, or any preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by that seller or any other person who participates with that seller or as an underwriter in the offering or sale of such securities, in either case, specifically stating that it is for use in preparation of a Registration Statement; provided, however, such indemnification shall in no event exceed $150,000.

     SECTION 3.2. CONDUCT OF INDEMNIFICATION PROCEEDINGS. Promptly after receipt by any person or entity in respect of which indemnity may be sought pursuant to
Section 3.1 (an "Indemnified Party") of notice of any claim or the commencement of any action, the Indemnified Party shall, if a claim in respect thereof is to be made against the person or entity against whom such indemnity may be sought (the "Indemnifying Party"), notify the Indemnifying Party in writing of the claim or the commencement of such action. In the event an Indemnified Party shall fail to give such notice as provided in this Section 3.2 and the Indemnifying Party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, the indemnification provided for in Section 3.1 shall be reduced to the extent of any actual prejudice resulting from such failure to so notify the Indemnifying Party; provided, however, that the failure to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability that it may have to an Indemnified Party otherwise than under
Section 3.1. If any such claim or action shall be brought against an Indemnified Party, and it shall notify the Indemnifying Party thereof, the Indemnifying Party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified Indemnifying Party, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. After notice from the Indemnifying Party to the Indemnified Party of its election to assume the defense of such claim or action, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Indemnified Party shall have the right to employ separate counsel to represent the Indemnified Party and its Controlling Persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Indemnified Party against the Indemnifying Party, but the fees and expenses of such counsel shall be for the account of such Indemnified Party, unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) in the reasonable judgment of the Company and such Indemnified Party, representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest between them, it being understood, however, that the Indemnifying Party shall not, in connection with any one such claim or action or separate but substantially similar or related claims or actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all Indemnified Parties, or for fees and expenses that are not reasonable. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any claim or pending or threatened proceeding in respect of which the Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such claim or proceeding. Whether or not the defense of any claim or action is assumed by the Indemnifying Party, such Indemnifying Party will not be subject to any liability for any settlement made without its consent, which consent will not be unreasonably withheld.

     SECTION 3.3. OTHER INDEMNIFICATION. Indemnification similar to that specified in the preceding paragraphs of this Article 3 (with appropriate modifications) shall be given by the Company with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Securities Act. The provisions of this Article III shall be in addition to any other rights to indemnification, contribution or other remedies which an Indemnified Party may have pursuant to law, equity, contract or otherwise.

     SECTION 3.4. CONTRIBUTION. If the indemnification and reimbursement obligations provided for in any section of this Article III is unavailable or insufficient to hold harmless the Indemnified Parties in respect of any Damages referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Damages as between the Company on the one hand and the Investor or seller on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of the Investor or seller in connection with such statements or omissions, as well as other equitable considerations. The relative fault of the Company on the one hand and of the Investor or seller on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company and the Investor agree that it would not be just and equitable if contribution pursuant to this Section 3.4 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the Damages referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 3.4, the Investor or seller shall in no event be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities of the Investor or seller were sold to the public (less underwriting discounts and commissions) exceeds the amount of any damages which the Investor or seller has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                                   ARTICLE IV

                                  MISCELLANEOUS

     SECTION 4.1. NO  OUTSTANDING  REGISTRATION  RIGHTS.  Except as set forth on
Schedule 4.1, the Company represents and warrants to the Investor that there is not in effect on the date hereof any agreement by the Company pursuant to which any holders of securities of the Company have a right to cause the Company to register or qualify such securities under the Securities Act or any securities or blue sky laws of any jurisdiction.

     SECTION 4.2. TERM. The registration rights provided to the holders of Registrable Securities hereunder shall terminate at such time as all Registrable Securities have been issued and have ceased to be Registrable Securities. Notwithstanding the foregoing, paragraphs (c) and (d) of Section 1.1, Article III, Section 4.8, and Section 4.9 shall survive the termination of this Agreement.

     SECTION 4.3. RULE 144. If the Company is required to file reports under the Exchange Act, the Company will file in a timely manner, information, documents and reports in compliance with the Securities Act and the Exchange Act and will, at its expense, promptly take such further action as holders of Registrable

Securities  may  reasonably  request  to  enable  such  holders  of  Registrable
Securities to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act ("Rule 144"), as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. If at any time the Company is not required to file such reports, it will, at its expense, forthwith upon the written request of any holder of Registrable Securities who intends to make a sale under Rule 144, make available adequate current public information with respect to the Company within the meaning of paragraph (c)(2) of Rule 144 or such other information as necessary to permit sales pursuant to Rule 144. Upon the request of the Investor, the Company will deliver to the Investor a written statement, signed by the Company's principal financial officer, as to whether it has complied with such requirements. This
Section 9.3 shall terminate at the same time as the registration rights as provided in Section 9.2.

     SECTION 4.4. CERTIFICATE. The Company will, at its expense, forthwith upon the request of any holder of Registrable Securities, deliver to such holder a certificate, signed by the Company's principal financial officer, stating (a) the Company's name, address and telephone number (including area code), (b) the Company's Internal Revenue Service identification number, (c) the Company's Commission file number, (d) the number of shares of each class of Stock outstanding as shown by the most recent report or statement published by the Company, and (e) whether the Company has filed the reports required to be filed under the Exchange Act for a period of at least ninety (90) days prior to the date of such certificate and in addition has filed the most recent annual report required to be filed thereunder.

     SECTION 4.5. AMENDMENT AND MODIFICATION. Any provision of this Agreement may be waived, provided that such waiver is set forth in a writing executed by both parties to this Agreement. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the holders of a majority of the then outstanding Registrable Securities. Notwithstanding the foregoing, the waiver of any provision hereof with respect to a matter that relates exclusively to the rights of holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and does not directly or indirectly affect the rights of other holders of Registrable Securities may be given by holders of at least a majority of the Registrable Securities being sold by such holders; provided that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence. No course of dealing between or among any Person having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any person under or by reason of this Agreement.

     SECTION 4.6. SUCCESSORS AND ASSIGNS; ENTIRE AGREEMENT. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The Investor may assign its rights under this Agreement to any subsequent holder the Registrable Securities, provided that the Company shall have the right to require any holder of Registrable Securities to execute a counterpart of this Agreement and agree to be bound by the provisions of this Agreement as a condition to such holder's claim to any rights hereunder. This Agreement, together with the Note Purchase Agreement, the Security Agreement and the Warrant(s) sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

     SECTION 4.7. SEPARABILITY. In the event that any provision of this Agreement or the application of any provision hereof is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall not be affected except to the extent necessary to delete such illegal, invalid or unenforceable provision unless that provision held invalid shall substantially impair the benefits of the remaining portions of this Agreement.

     SECTION 4.8. NOTICES. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and shall be (i) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (ii) delivered by reputable air courier service with charges prepaid, or (iii) transmitted by hand delivery, telegram or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

     If to the Company:

                                Sytron, Inc.
                                2770 Industrial Lane
                                Broomfield, CO 80020
                                Attention: Mitchel Feinglas, CEO
                                Telephone: (303) 469-6100
                                Facsimile: (303) 469-7100

     with a copy (which shall not constitute notice) to:

                                Bresler Goodman & Unterman, LLP
                                521 Fifth Avenue
                                New York, NY  10175
                                Attention: Andrew J. Goodman, Esq., or
                                              Jay Jacobson, Esq.
                                Telephone: (212) 661-2150
                                Facsimile: (212) 949-6131

     if to the Investor:

                                Crescent International Limited
                                Greenlight (Switzerland) SA
                                84, av Louis-Casai, P.O. Box 161
                                1216 Geneva, Cointrin
                                Switzerland
                                Attention: Melvyn Craw/Maxi Brezzi
                                Telephone: +41 22 791 72 56
                                Facsimile: +41 22 929 53 94
     with a copy (which communication shall not constitute notice) to:

                                Rogers & Wells LLP
                                200 Park Avenue, 52nd Floor
                                New York, NY  10166
                                Attention: Sara Hanks, Esq./Earl Zimmerman, Esq.
                                Telephone: (212) 878-8000
                                Facsimile: (212) 878-8375

     Either party hereto may from time to time change its address or facsimile number for notices under this Section 4.8 by giving at least ten (10) days' prior written notice of such changed address or facsimile number to the other party hereto.

     SECTION 4.9. GOVERNING LAW. This Agreement shall be construed under the laws of the State of New York.

     SECTION 4.10. HEADINGS. The headings in this Agreement are for convenience of reference only and shall not constitute a part of this Agreement, nor shall they affect their meaning, construction or effect.

     SECTION 4.11. COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original instrument and all of which together shall constitute one and the same instrument.

     SECTION 4.12. FURTHER ASSURANCES. Each party shall cooperate and take such action as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

     SECTION 4.13. ABSENCE OF PRESUMPTION. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.

     SECTION 4.14. REMEDIES. In the event of a breach or a threatened breach by any party to this Agreement of its obligations under this Agreement, any party injured or to be injured by such breach will be entitled to specific performance of its rights under this Agreement or to injunctive relief, in addition to being entitled to exercise all rights provided in this Agreement and granted by law. The parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the parties that the remedy at law, including monetary damages, for breach of any such provision may be inadequate compensation for any loss.

     IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Registration Rights Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

                                          SYTRON INC.


                                          By:
                                             -----------------------------------
                                             Name
                                             Title


                                          CRESCENT INTERNATIONAL LIMITED


                                          By:
                                             -----------------------------------
                                             Name
Title